                                     AMENDED AND RESTATED DECLARATION OF TRUST

                                                        OF

                                      OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

         This AMENDED AND RESTATED  DECLARATION OF TRUST,  made as of August 1, 2002, by and among the  individuals executing this Amended and Restated Declaration of Trust as the Trustees.

         WHEREAS,  the  Trustees  established   Oppenheimer  Multi-State  Tax-Exempt  Trust,  formerly  Oppenheimer
Pennsylvania  Tax-Exempt Fund (the "Trust"),  as a trust fund under the laws of the Commonwealth of  Massachusetts, for the investment  and  reinvestment  of funds  contributed  thereto,  under a Declaration of Trust dated July 15,
1989,  as amended  pursuant to Amended and  Restated  Declarations  of Trust dated April 23,  1993,  June 10, 1993,
December 9, 1993, July 1, 1995, September 16, 1996 and October 1, 2001;

         NOW, THEREFORE,  the Trustees declare that all money and property  contributed to the trust fund hereunder shall  henceforth be held and managed under this Amended and Restated  Declaration  of Trust IN TRUST as herein set forth below.

         FIRST:  This Trust shall be known as OPPENHEIMER  MULTI-STATE  MUNICIPAL TRUST (the "Trust").  The address of  Oppenheimer  Multi-State  Municipal  Trust is 6803 South Tucson Way,  Englewood,  Colorado  80112.  The Trust's
Registered Agent for Service in the Commonwealth of  Massachusetts  is CT Corporation  System,  101 Federal Street,
Boston, Massachusetts 02110.

         SECOND:  Whenever used herein, unless otherwise required by the context or specifically provided:

         1.       All terms used in this  Declaration  of Trust that are  defined in the 1940 Act  (defined  below)
shall have the meanings given to them in the 1940 Act.

         2.       "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

         3.       "By-Laws" means the By-Laws of the Trust as amended from time to time.

         4.       "Class" means a Class of a series of Shares of the Trust  established and designated  under or in accordance with the provisions of Article FOURTH.

         5.       "Commission" means the Securities and Exchange Commission.

         6.       "Declaration  of Trust" shall mean this Amended and  Restated  Declaration  of Trust as it may be
amended or restated from time to time.

         7.       The "1940 Act"  refers to the  Investment  Company Act of 1940 and the Rules and  Regulations  of
the Commission thereunder, all as amended from time to time.

         8.       "Series"  refers  to  series  of Shares  of the  Trust  established  and  designated  under or in accordance with the provisions of Article FOURTH.

         9.       "Shareholder" means a record owner of Shares of the Trust.

         10.      "Shares" refers to the transferable  units of interest into which the beneficial  interest in the
Trust or any Series or Class of the Trust (as the  context  may  require)  shall be  divided  from time to time and includes fractions of Shares as well as whole Shares.

         11.      The "Trust" refers to the  Massachusetts  business trust created by this Declaration of Trust, as amended or restated from time to time.

         12.      "Trustees"  refers to the  individual  trustees in their  capacity as trustees  hereunder  of the
Trust and their successor or successors for the time being in office as such trustees.

         THIRD:  The  purpose  or  purposes  for which  the  Trust is formed  and the  business  or  objects  to be transacted, carried on and promoted by it are as follows:

         1.       To hold,  invest or reinvest its funds,  and in  connection  therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire,  hold for investment or otherwise,  sell, sell short,  assign, negotiate,  transfer,  exchange or otherwise dispose of or turn to account or realize upon,  securities (which term
"securities"  shall for the purposes of this Declaration of Trust,  without  limitation of the generality  thereof, be deemed to  include  any  stocks,  shares,  bonds,  financial  futures  contracts,  indexes,  debentures,  notes, mortgages or other obligations,  and any certificates,  receipts, warrants or other instruments representing rights to receive,  purchase or  subscribe  for the same,  or  evidencing  or  representing  any other rights or interests therein,  or in any  property  or assets)  created  or issued by any  issuer  (which  term  "issuer"  shall for the purposes of this  Declaration  of Trust,  without  limitation  of the  generality  thereof be deemed to include any persons,  firms,  associations,  corporations,  syndicates,  business trusts,  partnerships,  investment companies, combinations,  organizations,  governments, or subdivisions thereof) and in financial instruments (whether they are considered  as  securities  or  commodities);  and to exercise,  as owner or holder of any  securities or financial instruments,  all rights,  powers and privileges in respect thereof;  and to do any and all acts and things for the preservation,  protection,  improvement  and  enhancement  in  value  of any or all such  securities  or  financial instruments.

         2.       To borrow  money and pledge  assets in  connection  with any of the  objects or  purposes  of the
Trust,  and to issue notes or other  obligations  evidencing such  borrowings,  to the extent permitted by the 1940
Act and by the Trust's fundamental investment policies under the 1940 Act.

         3.       To issue and sell its  Shares in such  Series  and  Classes  and  amounts  and on such  terms and conditions,  for such purposes and for such amount or kind of consideration  (including without limitation thereto, securities) now or hereafter  permitted by the laws of the  Commonwealth of  Massachusetts  and by this Declaration of Trust, as the Trustees may determine.

         4.       To purchase or otherwise  acquire,  hold,  dispose of,  resell,  transfer,  reissue or cancel its
Shares,  or to classify or reclassify  any unissued  Shares or any Shares  previously  issued and reacquired of any
Series or Class into one or more  Series or Classes  that may have been  established  and  designated  from time to time,  all without  the vote or consent of the  Shareholders  of the Trust,  in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

         5.       To conduct its  business in all its  branches at one or more  offices in New York,  Colorado  and elsewhere in any part of the world, without restriction or limit as to extent.

         6.       To carry out all or any of the  foregoing  objects and purposes as principal or agent,  and alone or with  associates or to the extent now or hereafter  permitted by the laws of  Massachusetts,  as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer,  and in  connection  therewith or make or enter  into such deeds or  contracts  with any  issuers  and to do such acts and  things  and to  exercise  such powers, as a natural person could lawfully make, enter into, do or exercise.

         7.       To do any and all such further  acts and things and to exercise  any and all such further  powers as may be necessary,  incidental,  relative, conducive,  appropriate or desirable for the accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

                  The foregoing objects and purposes shall, except as otherwise  expressly  provided,  be in no way limited or  restricted  by  reference  to, or  inference  from,  the terms of any other clause of this or any other
Article of this  Declaration of Trust,  and shall each be regarded as  independent  and construed as powers as well as objects and purposes,  and the  enumeration of specific  purposes,  objects and powers shall not be construed to limit or restrict in any manner the meaning of general  terms or the general  powers of the Trust now or  hereafter conferred by the laws of the  Commonwealth  of  Massachusetts  nor shall the  expression  of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed;  provided,  however, that the Trust shall not carry on any business,  or exercise any powers,  in any state,  territory,  district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         FOURTH:

         1.       The  beneficial  interest in the Trust shall be divided into Shares,  all without par value,  but the Trustees shall have the authority from time to time, without obtaining  shareholder  approval, to create one or more Series of Shares in addition to the Series  specifically  established and designated in part 3 of this Article
FOURTH,  and to divide  the  shares of any  Series  into two or more  Classes  pursuant  to Part 2 of this  Article
FOURTH,  all as they deem necessary or desirable,  to establish and designate  such Series and Classes,  and to fix and  determine  the relative  rights and  preferences  as between the  different  Series of Shares or Classes as to right of redemption  and the price,  terms and manner of  redemption,  liabilities  and expenses to be borne by any
Series or Class,  special and relative rights as to dividends and other  distributions and on liquidation,  sinking or purchase fund provisions,  conversion on liquidation,  conversion rights, and conditions under which the several
Series or Classes shall have  individual  voting  rights or no voting  rights.  Except as aforesaid,  all Shares of the different Series shall be identical.

                  (a)      The number of  authorized  Shares and the number of Shares of each Series and each Class of a Series  that may be issued is  unlimited,  and the  Trustees  may issue  Shares of any  Series or Class of any
Series for such  consideration  and on such terms as they may determine (or for no  consideration  if pursuant to a
Share  dividend or  split-up),  all without  action or approval of the  Shareholders.  All Shares when so issued on the terms  determined  by the  Trustees  shall be fully paid and  non-assessable.  The  Trustees  may  classify  or reclassify  any  unissued  Shares or any Shares  previously  issued and  reacquired  of any Series into one or more
Series or Classes of Series that may be  established  and  designated  from time to time.  The Trustees may hold as treasury Shares (of the same or some other Series),  reissue for such  consideration  and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

                  (b)      The  establishment  and designation of any Series or any Class of any Series in addition to that  established and designated in part 3 of this Article FOURTH shall be effective with the  effectiveness  of an instrument  setting forth such  establishment  and  designation  and the relative rights and preferences of such
Series or such Class of such  Series or as  otherwise  provided in such  instrument.  At any time that there are no
Shares  outstanding  of any  particular  Series  previously  established  and  designated,  the  Trustees may by an instrument  executed by a majority  of their  number  abolish  that Series and the  establishment  and  designation thereof.  If and to the  extent  the  instrument  referred  to in this  paragraph  shall  be an  amendment  to this
Declaration of Trust, the Trustees may make any such amendment without shareholder approval.

                  (c)      Any  Trustee,  officer or other agent of the Trust,  and any  organization  in which any such person is  interested  may  acquire,  own,  hold and dispose of Shares of any Series or Class of any Series of the Trust to the same  extent as if such person  were not a Trustee,  officer or other agent of the Trust;  and the
Trust  may  issue and sell or cause to be issued  and sold and may  purchase  Shares of any  Series or Class of any
Series from any such person or any such  organization  subject  only to the general  limitations,  restrictions  or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

         2.       The  Trustees  shall  have  the  authority  from  time to  time,  without  obtaining  shareholder approval,  to divide the Shares of any Series into two or more Classes as they deem necessary or desirable,  and to establish  and designate  such  Classes.  In such event,  each Class of a Series shall  represent  interests in the designated Series of the Trust and have such voting,  dividend,  liquidation and other rights as may be established and designated by the Trustees.  Expenses and liabilities  related  directly or indirectly to the Shares of a Class of a Series may be borne  solely by such  Class (as shall be  determined  by the  Trustees)  and,  as  provided  in
Article  FIFTH,  a Class of a Series may have exclusive  voting rights with respect to matters  relating  solely to such  Class.  The  bearing  of  expenses  and  liabilities  solely  by a Class  of  Shares  of a  Series  shall  be appropriately  reflected  (in  the  manner  determined  by the  Trustees)  in the net  asset  value,  dividend  and liquidation  rights of the Shares of such Class of a Series.  The  division of the Shares of a Series into  Classes and the terms and  conditions  pursuant  to which the Shares of the Classes of a Series will be issued must be made in  compliance  with the 1940 Act. No division of Shares of a Series into  Classes  shall result in the creation of a Class of Shares  having a  preference  as to  dividends  or  distributions  or a  preference  in the event of any liquidation,  termination  or winding up of the Trust,  to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust.

         The  relative  rights and  preferences  of shares of different  classes  shall be the same in all respects except  that,  and  unless  and  until  the  Board  of  Trustees  shall  determine  otherwise:  (i)  when a vote of
Shareholders  is required under this  Declaration of Trust or when a meeting of Shareholders is called by the Board of  Trustees,  the Shares of a Class shall vote  exclusively  on matters  that  affect  that Class  only;  (ii) the expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined  and allocated to such Class by the Trustees  from time to time in a manner  consistent  with parts 2 and 3 of Article  FOURTH);  and
(iii)  pursuant  to  paragraph  10 of Article  NINTH,  the Shares of each  Class  shall have such other  rights and preferences  as are set forth from time to time in the then  effective  prospectus  and/or  statement of additional information  relating to the Shares.  Dividends  and  distributions  on one class may differ from the dividends and distributions  on another  class,  and the net asset value of the shares of one class may differ from the net asset value of shares of another class.

         3.       Without  limiting the  authority  of the  Trustees set forth in part 1 of this Article  FOURTH to establish and designate any further  Series,  the Trustees hereby  establish  three Series of Shares:  "Oppenheimer
Pennsylvania  Municipal Fund," established by the Declaration of Trust dated July 15, 1989;  "Oppenheimer Rochester
National  Municipals,"  established by the Amended and Restated Declaration of Trust dated as of June 10, 1993; and
"Oppenheimer New Jersey Municipal Fund,"  established by the Amended and Restated  Declaration of Trust dated as of
July 20,  1995.  The Shares of each Series  shall be divided into such number of Classes as shall be set forth from time to time in the then effective  prospectus  and/or statement of additional  information  relating to the Trust.
The  Shares  of each  Series  and any  Shares  of any  further  Series  or  Classes  that may from  time to time be established  and  designated by the Trustees  shall (unless the Trustees  otherwise  determine with respect to some further  Series or Classes at the time of  establishing  and  designating  the same)  have the  following  relative rights and preferences:

                  (a)      Assets  Belonging to Series.  All  consideration  received by the Trust for the issue or
                           ---------------------------
sale of Shares of a  particular  Series,  together  with all  assets in which such  consideration  is  invested  or reinvested,  all income,  earnings,  profits,  and proceeds thereof,  including any proceeds derived from the sale, exchange or liquidation of such assets,  and any funds or payments  derived from any  reinvestment of such proceeds in whatever form the same may be, shall  irrevocably  belong to that Series for all  purposes,  subject only to the rights of  creditors,  and shall be so  recorded  upon the  books of  account  of the  Trust.  Such  consideration, assets,  income,  earnings,  profits, and proceeds thereof,  including any proceeds derived from the sale, exchange or  liquidation  of such assets,  and any funds or payments  derived from any  reinvestment  of such  proceeds,  in whatever  form the same may be,  together  with any  General  Items  allocated  to that  Series as  provided in the following  sentence,  are herein referred to as "assets  belonging to" that Series. In the event that there are any assets, income,  earnings,  profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series  (collectively  "General Items"), the Trustees shall allocate such General Items to and among any one or more of the  Series  established  and  designated  from time to time in such  manner and on such basis as they,  in their sole  discretion,  deem fair and  equitable;  and any General Items so allocated to a particular  Series shall belong to that Series.  Each such  allocation  by the  Trustees  shall be  conclusive  and binding upon the shareholders of all Series for all purposes.

                  (b)      (1)      Liabilities  Belonging to Series.  The liabilities,  expenses,  costs,  charges
                                    --------------------------------
and  reserves  attributable  to each  Series  shall be  charged  and  allocated  to the  assets  belonging  to each particular  Series.  Any general  liabilities,  expenses,  costs,  charges and  reserves of the Trust which are not identifiable  as belonging  to any  particular  Series shall be allocated  and charged by the Trustees to and among any one or more of the Series  established  and  designated  from time to time in such  manner and on such basis as the Trustees in their sole  discretion  deem fair and equitable.  The  liabilities,  expenses,  costs,  charges and reserves  allocated  and so  charged to each  Series are herein  referred  to as  "liabilities  belonging  to" that
Series.  Each  allocation  of  liabilities,  expenses,  costs,  charges  and  reserves  by the  Trustees  shall  be conclusive and binding upon the shareholders of all Series for all purposes.

                           (2)      Liabilities  Belonging  to a Class.  If a Series is divided  into more than one
                                    ----------------------------------
Class,  the  liabilities,  expenses,  costs,  charges  and  reserves  attributable  to a Class shall be charged and allocated  to the Class to which such  liabilities,  expenses,  costs,  charges or reserves are  attributable.  Any general  liabilities,  expenses,  costs,  charges or reserves belonging to the Series which are not identifiable as belonging to any  particular  Class shall be allocated  and charged by the Trustees to and among any one or more of the  Classes  established  and  designated  from time to time in such  manner and on such basis as the  Trustees in their sole  discretion  deem fair and equitable.  The  allocations in the two preceding  sentences shall be subject to the  1940  Act  or  any  release,  rule,  regulation,  interpretation  or  order  thereunder  relating  to  such allocations.  The liabilities,  expenses,  costs,  charges and reserves  allocated and so charged to each Class are herein referred to as "liabilities  belonging to" that Class.  Each  allocation of  liabilities,  expenses,  costs, charges and  reserves  by the  Trustees  shall be  conclusive  and binding  upon the holders of all Classes for all purposes.

                  (c)      Dividends.  Dividends and  distributions  on Shares of a particular  Series or Class may
                           ---------
be paid to the  holders of Shares of that Series or Class,  with such  frequency  as the  Trustees  may  determine, which may be daily or otherwise  pursuant to a standing  resolution or  resolutions  adopted only once or with such frequency as the Trustees may determine,  from such of the income,  capital gains accrued or realized,  and capital and surplus,  from the assets belonging to that Series,  as the Trustees may determine,  after providing for actual and  accrued  liabilities  belonging  to such  Series or Class.  All  dividends  and  distributions  on Shares of a particular  Series  or  Class  shall  be  distributed  pro  rata to the  Shareholders  of such  Series  or Class in proportion  to the  number of Shares of such  Series  or Class  held by such  Shareholders  at the date and time of record  established  for the  payment of such  dividends  or  distributions,  except  that in  connection  with any dividend or  distribution  program or procedure the Trustees may determine that no dividend or  distribution  shall be payable on Shares as to which the  Shareholder's  purchase  order and/or  payment have not been  received by the time or times  established by the Trustees under such program or procedure.  Such dividends and  distributions  may be made in cash or Shares or a  combination  thereof as  determined by the Trustees or pursuant to any program that the  Trustees  may have in effect at the time for the  election  by each  Shareholder  of the mode of the making of such dividend or distribution to that  Shareholder.  Any such dividend or distribution  paid in Shares will be paid at the net asset value thereof as determined in accordance with paragraph 13 of Article SEVENTH.

                  (d)      Liquidation.  In  the  event  of the  liquidation  or  dissolution  of  the  Trust,  the
                           -----------
Shareholders  of each  Series and all  Classes of each Series that has been  established  and  designated  shall be entitled  to  receive,  as a Series or Class,  when and as  declared  by the  Trustees,  the  excess of the  assets belonging to that Series over the liabilities  belonging to that Series or Class.  The assets so  distributable  to the  Shareholders  of any  particular  Series shall be  distributed  among such  Shareholders  in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust.

                  (e)      Transfer.  All Shares of each  particular  Series or Class  shall be  transferable,  but
                           --------
transfers of Shares of a particular  Class and Series will be recorded on the Share  transfer  records of the Trust applicable  to such  Series or Class of that  Series  only at such  times as  Shareholders  shall have the right to require  the  Trust to redeem  Shares of such  Series or Class of that  Series  and at such  other  times as may be permitted by the Trustees.

                  (f)      Equality.  All Shares of each Series  shall  represent an equal  proportionate  interest
                           --------
in the assets  belonging to that Series (subject to the  liabilities  belonging to such Series or any Class of that
Series),  and each Share of any  particular  Series shall be equal to each other Share of that Series and shares of each Class of a Series  shall be equal to each other  Share of such  Class;  but the  provisions  of this  sentence shall not restrict any  distinctions  permissible  under this Article  FOURTH that may exist with respect to Shares of the  different  Classes of a Series.  The  Trustees  may from time to time  divide or combine  the Shares of any particular  Class or Series  into a greater  or lesser  number of Shares of that  Class or Series  without  thereby changing  the  proportionate  beneficial  interest  in the assets  belonging  to that Class or Series or in any way affecting the rights of Shares of any other Class or Series.

                  (g)      Fractions.  Any fractional  Share of any Class and Series,  if any such fractional Share
                           ---------
is  outstanding,  shall carry  proportionately  all the rights and  obligations  of a whole Share of that Class and
Series,  including those rights and  obligations  with respect to voting,  receipt of dividends and  distributions, redemption of Shares, and liquidation of the Trust.

                  (h)      Conversion  Rights.  Subject to compliance  with the  requirements  of the 1940 Act, the
                           ------------------
Trustees  shall have the  authority to provide  whether (i) holders of Shares of any Series shall have the right to exchange  said Shares into Shares of one or more other Series of Shares,  (ii) holders of shares of any Class shall have the right to  exchange  said  Shares  into  Shares of one or more  other  Classes  of the same or a  different
Series,  and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid  kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

                  (i)      Ownership  of Shares.  The  ownership  of Shares  shall be  recorded on the books of the
                           --------------------
Trust or of a transfer or similar agent for the Trust,  which books shall be maintained  separately  for the Shares of each Class and Series that has been  established and designated.  No  certification  certifying the ownership of
Shares need be issued  except as the  Trustees may  otherwise  determine  from time to time.  The Trustees may make such rules as they consider  appropriate for the issuance of Share certificates,  the use of facsimile  signatures, the  transfer of Shares and similar  matters.  The record  books of the Trust as kept by the Trust or any  transfer or similar agent,  as the case may be, shall be conclusive as to who are the  Shareholders  and as to the number of
Shares of each Class and Series held from time to time by each such Shareholder.

                  (j)      Investments  in the Trust.  The Trustees may accept  investments  in the Trust from such
                           -------------------------
persons and on such terms and for such  consideration,  not  inconsistent  with the  provisions of the 1940 Act, as they from time to time authorize.  The Trustees may authorize any distributor,  principal  underwriter,  custodian, transfer  agent or other  person  to  accept  orders  for the  purchase  or sale of  Shares  that  conform  to such authorized  terms  and to reject  any  purchase  or sale  orders  for  Shares  whether  or not  conforming  to such authorized terms.

         FIFTH:  The  following  provisions  are hereby  adopted  with  respect  to voting  Shares of the Trust and certain other rights:

         1.       The  Shareholders  shall have the power to vote (a) for the election of Trustees  when that issue is submitted  to them,  (b) with respect to the  amendment of this  Declaration  of Trust except where the Trustees are given authority to amend the Declaration of Trust without shareholder  approval,  (c) to the same extent as the shareholders  of a Massachusetts  business  corporation,  as to whether or not a court action,  proceeding or claim should be brought or maintained  derivatively or as a class action on behalf of the Trust or the Shareholders,  and
(d) with respect to those  matters  relating to the Trust as may be required by the 1940 Act or required by law, by this  Declaration of Trust, or the By-Laws of the Trust or any  registration  statement of the Trust filed with the
Commission or any State, or as the Trustees may consider desirable.

         2.       The Trust will not hold  shareholder  meetings unless required by the 1940 Act, the provisions of this  Declaration  of Trust,  or any other  applicable  law, or unless the Trustees  determine to call a meeting of shareholders.

         3.       At all meetings of Shareholders,  each  Shareholder  shall be entitled to one vote on each matter submitted to a vote of the  Shareholders  of the affected  Series for each Share  standing in his name on the books of the Trust on the date, fixed in accordance with the By-Laws,  for  determination of Shareholders of the affected
Series  entitled to vote at such meeting  (except,  if the Board so  determines,  for Shares  redeemed prior to the meeting),  and each such Series shall vote separately  ("Individual Series Voting"); a Series shall be deemed to be affected  when a vote of the holders of that Series on a matter is  required  by the 1940 Act;  provided,  however, that as to any  matter  with  respect  to  which a vote of  Shareholders  is  required  by the  1940  Act or by any applicable law that must be complied with, such  requirements  as to a vote by Shareholders  shall apply in lieu of
Individual  Series Voting as described  above.  If the shares of a Series shall be divided into Classes as provided in Article FOURTH,  the shares of each Class shall have identical voting rights except that the Trustees,  in their discretion,  may provide a Class of a Series with  exclusive  voting  rights with  respect to matters  which relate solely to such Class.  If the Shares of any Series shall be divided  into  Classes  with a Class  having  exclusive voting rights with respect to certain matters,  the quorum and voting requirements  described below with respect to action to be taken by the  Shareholders  of the Class of such Series on such matters  shall be  applicable  only to the Shares of such  Class.  Any  fractional  Share  shall carry  proportionately  all the rights of a whole  Share, including  the  right to vote and the  right to  receive  dividends.  The  presence  in  person  or by proxy of the holders  of  one-third  of the  Shares,  or of the  Shares of any Series or Class of any  Series,  outstanding  and entitled to vote thereat shall  constitute a quorum at any meeting of the  Shareholders or of that Series or Class, respectively;  provided  however,  that if any action to be taken by the  Shareholders or by a Series or Class at a meeting  requires  an  affirmative  vote of a  majority,  or more than a majority,  of the shares  outstanding  and entitled  to vote,  then in such event the  presence  in person or by proxy of the  holders  of a  majority  of the shares  outstanding  and  entitled  to vote at such a meeting  shall  constitute  a quorum for all  purposes.  At a meeting at which is a quorum is present,  a vote of a majority of the quorum  shall be  sufficient  to transact all business at the  meeting.  If at any meeting of the  Shareholders  there shall be less than a quorum  present,  the
Shareholders or the Trustees  present at such meeting may,  without  further notice,  adjourn the same from time to time until a quorum shall attend,  but no business  shall be transacted at any such  adjourned  meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         4.       Each  Shareholder,  upon request to the Trust in proper form  determined  by the Trust,  shall be entitled  to  require  the Trust to redeem  from the net  assets of that  Series  all or part of the Shares of such
Series and Class  standing in the name of such  Shareholder.  The method of  computing  such net asset  value,  the time at which such net asset  value  shall be  computed  and the time  within  which the Trust  shall make  payment therefor,  shall  be  determined  as  hereinafter  provided  in  Article  SEVENTH  of this  Declaration  of  Trust.
Notwithstanding the foregoing,  the Trustees,  when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

         5.       No Shareholder  shall, as such holder,  have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell,  other than such right,  if any, as the Trustees,  in their  discretion,  may determine.

         6.       All persons who shall  acquire  Shares shall  acquire the same subject to the  provisions  of the
Declaration of Trust.

         7.       Cumulative voting for the election of Trustees shall not be allowed.

         SIXTH:

         1.       The persons who shall act as initial  Trustees until the first meeting or until their  successors are duly chosen and qualify  are the  initial  trustees  executing  this  Declaration  of Trust or any  counterpart thereof.  However,  the By-Laws of the Trust may fix the number of Trustees at a number  greater or lesser than the number of initial  Trustees and may authorize the Trustees to increase or decrease the number of Trustees,  to fill any vacancies on the Board which may occur for any reason  including any vacancies  created by any such increase in the number of  Trustees,  to set and alter the terms of office of the  Trustees and to lengthen or lessen their own terms of office or make  their  terms of  office  of  indefinite  duration,  all  subject  to the 1940 Act.  Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

         2.       A Trustee at any time may be removed  either with or without cause by resolution  duly adopted by the affirmative vote of the holders of two-thirds of the outstanding  Shares,  present in person or by proxy at any meeting of Shareholders  called for such purpose;  such a meeting shall be called by the Trustees when requested in writing to do so by the record  holders of not less than ten per centum of the  outstanding  Shares.  A Trustee may also be removed by the Board of Trustees as provided in the By-Laws of the Trust.

         3.       The Trustees shall make available a list of names and addresses of all  Shareholders  as recorded on the books of the Trust,  upon receipt of the request in writing  signed by not less than ten  Shareholders  (who have been  shareholders  for at least six months)  holding in the aggregate  shares of the Trust valued at not less than  $25,000  at  current  offering  price (as  defined  in the then  effective  Prospectus  and\or  Statement  of
Additional  Information  relating to the Shares under the  Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire amount of Shares issued and  outstanding;  such request must state that such  Shareholders  wish to  communicate  with other  Shareholders  with a view to obtaining  signatures  to a request  for a meeting to take action  pursuant to part 2 of this  Article  SIXTH and be  accompanied  by a form of communication  to the  Shareholders.  The Trustees may, in their  discretion,  satisfy their  obligation under this part 3 by either making  available  the  Shareholder  list to such  Shareholders  at the  principal  offices of the
Trust,  or at the offices of the Trust's  transfer  agent,  during regular  business hours, or by mailing a copy of such  communication  and  form  of  request,  at  the  expense  of  such  requesting  Shareholders,  to  all  other
Shareholders,  and the  Trustees may also take such other action as may be  permitted  under  Section  16(c) of the
1940 Act.

         4.       The  Trust  may at any  time  or  from  time  to time  apply  to the  Commission  for one or more exemptions  from all or part of said  Section  16(c) of the 1940 Act,  and,  if an  exemptive  order or orders  are issued by the  Commission,  such order or orders  shall be deemed part of said  Section  16(c) for the  purposes of parts 2 and 3 of this Article SIXTH.

         SEVENTH:  The  following  provisions  are  hereby  adopted  for the  purpose  of  defining,  limiting  and regulating the powers of the Trust, the Trustees and the Shareholders.

         1.       As soon as any  Trustee  is duly  elected  by the  Shareholders  or the  Trustees  and shall have accepted  this Trust,  the Trust  estate shall vest in the new Trustee or Trustees,  together  with the  continuing
Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

         2.       The death, declination,  resignation,  retirement, removal, or incapacity of the Trustees, or any one of them,  shall not  operate to annul or  terminate  the Trust but the Trust  shall  continue in full force and effect pursuant to the terms of this Declaration of Trust.

         3.       The assets of the Trust shall be held  separate and apart from any assets now or  hereafter  held in any capacity  other than as Trustee  hereunder by the Trustees or any successor  Trustees.  All of the assets of the Trust shall at all times be  considered as vested in the Trustees.  No  Shareholder  shall have, as a holder of beneficial  interest in the Trust, any authority,  power or right whatsoever to transact  business for or on behalf of the Trust,  or on behalf of the  Trustees,  in  connection  with the property or assets of the Trust,  or in any part thereof.

         4.       The  Trustees  in all  instances  shall  act as  principals,  and are and  shall be free from the control of the  Shareholders.  The Trustees  shall have full power and authority to do any and all acts and to make and execute,  and to authorize the officers and agents of the Trust to make and execute,  any and all contracts and instruments  that they may consider  necessary or appropriate in connection  with the management of the Trust.  The
Trustees  shall  not in any way be bound or  limited  by  present  or  future  laws or  customs  in regard to Trust investments,  but shall  have  full  authority  and  power to make any and all  investments  which  they,  in their uncontrolled  discretion,  shall deem proper to  accomplish  the purpose of this Trust.  Subject to any  applicable limitation  in this  Declaration  of Trust or by the  By-Laws  of the  Trust,  the  Trustees  shall  have power and authority:

                  (a)      to adopt  By-Laws not  inconsistent  with this  Declaration  of Trust  providing for the conduct of the  business  of the Trust and to amend and repeal  them to the extent  that they do not  reserve  that right to the Shareholders;

                  (b)      to elect and remove  such  officers  and  appoint and  terminate  such  officers as they consider  appropriate  with or without cause,  and to appoint and designate from among the Trustees such committees as the Trustees may determine, and to terminate any such committee and remove any member of such committee;

                  (c)      to employ as custodian  of any assets of the Trust a bank or trust  company or any other entity  qualified and eligible to act as a custodian,  subject to any conditions  set forth in this  Declaration of
Trust or in the By-Laws;

                  (d)      to retain a transfer agent and shareholder servicing agent, or both;

                  (e)      to provide for the  distribution  of Shares either  through a principal  underwriter  or the Trust itself or both;

                  (f)      to set record dates in the manner provided for in the By-Laws of the Trust;

                  (g)      to delegate such  authority as they consider  desirable to any officers of the Trust and to any agent, custodian or underwriter;

                  (h)      to vote or give assent,  or exercise any rights of  ownership,  with respect to stock or other  securities  or property  held in Trust  hereunder;  and to execute  and  deliver  powers of attorney to such person or persons as the Trustees  shall deem proper,  granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (i)      to exercise  powers and rights of  subscription  or otherwise  which in any manner arise out of ownership of securities held in trust hereunder;

                  (j)      to hold any  security  or  property  in a form not  indicating  any  trust,  whether  in bearer,  unregistered or other negotiable  form,  either in its own name or in the name of a custodian or a nominee or  nominees,  subject  in either  case to proper  safeguards  according  to the usual  practice  of  Massachusetts business trusts or investment companies;

                  (k)      to  consent  to or  participate  in any plan for the  reorganization,  consolidation  or merger of any  corporation  or concern,  any  security of which is held in the Trust;  to consent to any  contract, lease,  mortgage,  purchase,  or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

                  (l)      to compromise,  arbitrate,  or otherwise  adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

                  (m)      to make, in the manner provided in the By-Laws,  distributions  of income and of capital gains to Shareholders;

                  (n)      to  borrow  money to the  extent  and in the  manner  permitted  by the 1940 Act and the
Trust's fundamental policy thereunder as to borrowing;

                  (o)      to enter into  investment  advisory or  management  contracts,  subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

                  (p)      to change  the name of the  Trust or any  Class or Series of the Trust as they  consider appropriate without prior shareholder approval; and

                  (q)      to establish  officers' and Trustees' fees or compensation  and fees or compensation for committees  of the  Trustees  to be paid by the Trust or each  Series  thereof  in such  manner  and  amount as the
Trustees may determine.

         5.       No one dealing with the Trustees  shall be under any  obligation  to make any inquiry  concerning the authority of the Trustees,  or to see to the  application  of any payments made or property  transferred to the
Trustees or upon their order.

         6.       (a)      The  Trustees  shall have no power to bind any  Shareholder  personally  or to call upon any  Shareholder  for the payment of any sum of money or assessment  whatsoever  other than such as the Shareholder may at any time personally  agree to pay by way of  subscription  to any Shares or otherwise.  This paragraph shall not limit the right of the Trustees to assert claims  against any  shareholder  based upon the acts or omissions of such shareholder or for any other reason.  There is hereby expressly  disclaimed  shareholder and Trustee liability for the acts and obligations of the Trust.  Every note, bond,  contract or other undertaking issued by or on behalf of the Trust or the Trustees  relating to the Trust shall  include a notice and provision  limiting the  obligation represented  thereby to the Trust and its assets (but the omission of such notice and  provision  shall not operate to impose any liability or obligation on any Shareholder or Trustee).

                  (b)      Whenever  this  Declaration  of Trust calls for or permits any action to be taken by the
Trustees  hereunder,  such  action  shall mean that taken by the Board of  Trustees  by vote of the  majority  of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

                  (c)      The  Trustees  shall  possess and  exercise  any and all such  additional  powers as are reasonably  implied from the powers herein  contained  such as may be necessary or convenient in the conduct of any business  or  enterprise  of the  Trust,  to do and  perform  anything  necessary,  suitable,  or  proper  for  the accomplishment of any of the purposes, or the attainment of any one or more of the objects,  herein enumerated,  or which shall at any time appear  conducive to or expedient  for the  protection  or benefit of the Trust,  and to do and perform all other acts and things  necessary or  incidental to the purposes  herein  before set forth,  or that may be deemed necessary by the Trustees.

                  (d)      The Trustees  shall have the power,  to the extent not  inconsistent  with the 1940 Act, to determine  conclusively whether any moneys,  securities,  or other properties of the Trust are, for the purposes of this Trust,  to be  considered as capital or income and in what manner any expenses or  disbursements  are to be borne as between  capital and income whether or not in the absence of this provision  such moneys,  securities,  or other  properties  would be regarded as capital or income and whether or not in the absence of this  provision such expenses or disbursements would ordinarily be charged to capital or to income.

         7.       The  By-Laws  of the Trust may divide the  Trustees  into  classes  and  prescribe  the tenure of office of the several  classes,  but no class of Trustee  shall be elected for a period  shorter than that from the time of the election  following  the  division  into classes  until the next  meeting and  thereafter  for a period shorter than the interval  between  meetings or for a period  longer than five years,  and the term of office of at least one class shall expire each year.

         8.       The Shareholders  shall have the right to inspect the records,  documents,  accounts and books of the Trust,  subject to reasonable  regulations of the Trustees,  not contrary to  Massachusetts  law, as to whether and to what extent,  and at what times and places,  and under what conditions and regulations,  such right shall be exercised.

         9.       Any officer  elected or appointed by the Trustees or by the  Shareholders  or  otherwise,  may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

         10.      The Trustees shall have power to hold their meetings,  to have an office or offices and,  subject to the  provisions of the laws of  Massachusetts,  to keep the books of the Trust outside of said  Commonwealth  at such  places  as may from  time to time be  designated  by them.  Action  may be taken by the  Trustees  without  a meeting by unanimous written consent or by telephone or similar method of communication.

         11.      Securities  held by the  Trust  shall be  voted in  person  or by  proxy  by the  President  or a
Vice-President,  or such officer or officers of the Trust as the Trustees shall designate for the purpose,  or by a proxy or proxies  thereunto duly authorized by the Trustees,  except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

         12.      (a)      Subject  to  the  provisions  of  the  1940  Act,  any  Trustee,  officer  or  employee, individually,  or any partnership of which any Trustee,  officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer,  partner,  director,  trustee, employee or stockholder,  or otherwise may have an interest,  may be a party to, or may be pecuniarily or otherwise  interested in, any contract or transaction of the Trust,  and in the absence of fraud no contract or other  transaction  shall be thereby  affected or  invalidated;  provided that in such case a Trustee,  officer or employee or a partnership, corporation  or  association  of which a Trustee,  officer or employee  is a member,  officer,  director,  trustee, employee or  stockholder  is so  interested,  such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither  "interested"  nor  "affiliated"  persons as those terms are defined in the 1940 Act, or a majority  thereof;  and any Trustee who is so  interested,  or who is also a director,  officer,  partner, trustee, employee or stockholder of such other corporation or a member of such partnership or association  which is so interested,  may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or  transaction,  and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

                  (b)      Specifically,  but  without  limitation  of the  foregoing,  the Trust may enter  into a management or investment  advisory  contract or  underwriting  contract and other contracts with, and may otherwise do business  with any manager or investment  adviser for the Trust and/or  principal  underwriter  of the Shares of the Trust or any  subsidiary or affiliate of any such manager or investment  adviser and/or  principal  underwriter and may permit any such firm or corporation to enter into any contracts or other  arrangements  with any other firm or  corporation  relating to the Trust  notwithstanding  that the  Trustees of the Trust may be composed in part of partners,  directors,  officers or  employees of any such firm or  corporation,  and officers of the Trust may have been or may be or become  partners,  directors,  officers or employees of any such firm or corporation,  and in the absence of fraud the Trust and any such firm or corporation  may deal freely with each other,  and no such contract or  transaction  between the Trust and any such firm or  corporation  shall be  invalidated  or in any way affected thereby,  nor shall any  Trustee or officer of the Trust be liable to the Trust or to any  Shareholder  or creditor thereof or to any other  person for any loss  incurred  by it or him solely  because of the  existence  of any such contract or  transaction;  provided that nothing  herein shall protect any director or officer of the Trust against any liability to the trust or to its security  holders to which he would  otherwise be subject by reason of willful misfeasance,  bad faith,  gross  negligence  or  reckless  disregard  of the duties  involved in the conduct of his office.

                  (c)      As used in this paragraph the following terms shall have the meanings set forth below:

                           (i)       the term  "indemnitee"  shall mean any present or former  Trustee,  officer or employee of the Trust, any present or former Trustee,  partner,  Director or officer of another trust, partnership, corporation  or  association  whose  securities  are or were  owned by the  Trust or of which the Trust is or was a creditor  and who  served or serves in such  capacity  at the  request  of the  Trust,  and the  heirs,  executors, administrators,  successors  and assigns of any of the  foregoing;  however,  whenever  conduct by an indemnitee is referred  to,  the  conduct  shall be that of the  original  indemnitee  rather  than that of the  heir,  executor, administrator, successor or assignee;

                           (ii)      the  term  "covered   proceeding"  shall  mean  any  threatened,   pending  or
completed  action,  suit or proceeding,  whether civil,  criminal,  administrative  or  investigative,  to which an indemnitee  is or was a party or is  threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                           (iii)     the term  "disabling  conduct"  shall  mean  willful  misfeasance,  bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                           (iv)      the term "covered expenses" shall mean expenses  (including  attorney's fees), judgments,  fines and amounts paid in settlement  actually and  reasonably  incurred by an indemnitee in connection with a covered proceeding; and

                           (v)       the  term   "adjudication   of  liability"  shall  mean,  as  to  any  covered
proceeding and as to any indemnitee,  an adverse  determination  as to the indemnitee  whether by judgment,  order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                  (d)      The Trust shall not indemnify  any  indemnitee  for any covered  expenses in any covered proceeding if there has been an adjudication of liability  against such indemnitee  expressly based on a finding of disabling conduct.

                  (e)      Except as set forth in paragraph (d) above,  the Trust shall  indemnify  any  indemnitee for covered  expenses in any covered  proceeding,  whether or not there is an  adjudication of liability as to such indemnitee,  such  indemnification  by the Trust to be to the  fullest  extent now or  hereafter  permitted  by any applicable  law unless the By-laws limit or restrict the  indemnification  to which any indemnitee may be entitled.
The Board of Trustees may adopt bylaw provisions to implement sub-paragraphs (c), (d) and (e) hereof.

                  (f)      Nothing  herein shall be deemed to affect the right of the Trust  and/or any  indemnitee to acquire and pay for any insurance  covering any or all indemnitees to the extent  permitted by applicable law or to affect any other  indemnification  rights to which any  indemnitee  may be entitled to the extent  permitted  by applicable  law.  Such  rights to  indemnification  shall  not,  except as  otherwise  provided  by law,  be deemed exclusive  of any other  rights to which  such  indemnitee  may be  entitled  under any  statute  now or  hereafter enacted, By-Law, contract or otherwise.

         13.      The Trustees are empowered,  in their absolute discretion,  to establish bases or times, or both, for  determining  the net asset  value per Share of any  Class and  Series in  accordance  with the 1940 Act and to authorize the voluntary  purchase by any Class and Series,  either  directly or through an agent,  of Shares of any
Class and Series upon such terms and  conditions  and for such  consideration  as the Trustees shall deem advisable in accordance with the 1940 Act.

         14.      Payment of the net asset value per Share of any Class and Series  properly  surrendered to it for redemption  shall be made by the Trust within seven days,  or as specified  in any  applicable  law or  regulation, after tender of such stock or request for  redemption to the Trust for such purpose  together  with any  additional documentation  that may be reasonably  required by the Trust or its transfer agent to evidence the authority of the tenderor  to make such  request,  plus any period of time  during  which the right of the  holders of the shares of such Class of that Series to require the Trust to redeem such shares has been  suspended.  Any such  payment may be made in portfolio  securities of such Class of that Series and/or in cash,  as the Trustees  shall deem  advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.

         15.      The Trust  shall have the right,  at any time and without  prior  notice to the  Shareholder,  to redeem Shares of the Class and Series held by such Shareholder  held in any account  registered in the name of such
Shareholder  for its current net asset value,  if and to the extent that such  redemption is necessary to reimburse either that Series or Class of the Trust or the  distributor  (i.e.,  principal  underwriter) of the Shares for any loss either has sustained by reason of the failure of such  Shareholder  to make timely and good payment for Shares purchased or subscribed for by such  Shareholder,  regardless of whether such  Shareholder was a Shareholder at the time of such  purchase or  subscription,  subject to and upon such terms and  conditions  as the  Trustees may from time to time prescribe.

         EIGHTH:  The  name  "Oppenheimer"  included  in the  name of the  Trust  and of any  Series  shall be used pursuant to a royalty-free,  non-exclusive license from Oppenheimer Management  Corporation ("OMC"),  incidental to and as part of any one or more  advisory,  management  or  supervisory  contracts  which may be entered into by the
Trust with OMC.  Such license shall allow OMC to inspect and,  subject to the control of the Board of Trustees,  to control  the nature and quality of services  offered by the Trust  under such name.  The license may be  terminated by OMC upon  termination  of such  advisory,  management  or  supervisory  contracts or without cause upon 60 days'
written  notice,  in which case  neither the Trust nor any Series or Class shall have any further  right to use the name  "Oppenheimer"  in its name or otherwise and the Trust,  the  Shareholders and its officers and Trustees shall promptly  take  whatever  action  may be  necessary  to  change  its name and the names of any  Series  or  Classes accordingly.

         NINTH:

         1.       In case any  Shareholder or former  Shareholder  shall be held to be personally  liable solely by reason of his being or having  been a  Shareholder  and not  because  of his acts or  omissions  or for some  other reason,  the Shareholder or former  Shareholder (or the  Shareholders,  heirs,  executors,  administrators or other legal  representatives  or in the case of a corporation or other entity,  its corporate or other general successor)
shall be entitled out of the Trust estate to be held  harmless  from and  indemnified  against all loss and expense arising from such  liability.  The Trust shall,  upon  request by the  Shareholder,  assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         2.       It is hereby  expressly  declared  that a trust  and not a  partnership  is  created  hereby.  No individual  Trustee  hereunder  shall have any power to bind the Trust,  the Trust's  officers or any  Shareholder.
All persons  extending  credit to, doing business with,  contracting  with or having or asserting any claim against the  Trust or the  Trustees  shall  look  only to the  assets of the  Trust  for  payment  under  any such  credit, transaction,  contract or claim; and neither the Shareholders  nor the Trustees,  nor any of their agents,  whether past,  present or future,  shall be personally  liable  therefor;  notice of such disclaimer shall be given in each agreement,  obligation  or  instrument  entered  into or  executed  by the Trust or the  Trustees.  Nothing in this
Declaration  of Trust shall  protect a Trustee  against any  liability  to which such  Trustee  would  otherwise be subject  by reason of  willful  misfeasance,  bad faith,  gross  negligence  or  reckless  disregard  of the duties involved in the conduct of the office of Trustee hereunder.

         3.       The  exercise by the  Trustees of their  powers and  discretion  hereunder in good faith and with reasonable care under the  circumstances  then prevailing,  shall be binding upon everyone  interested.  Subject to the  provisions of paragraph 2 of this Article  NINTH,  the Trustees  shall not be liable for errors of judgment or mistakes of fact or law.  The  Trustees  may take advice of counsel or other  experts  with  respect to the meaning and operations of this Declaration of Trust,  applicable laws,  contracts,  obligations,  transactions or any other business the Trust may enter into,  and subject to the  provisions of paragraph 2 of this Article  NINTH,  shall be under no  liability  for any act or omission in  accordance  with such advice or for failing to follow such advice.
The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         4.       This  Trust  shall  continue  without  limitation  of  time  but  subject  to the  provisions  of sub-sections (a), (b), (c) and (d) of this paragraph 4.

                  (a)      The Trustees,  with the favorable  vote of the holders of a majority of the  outstanding voting  securities,  as defined in the 1940 Act,  of any one or more Series  entitled to vote,  may sell and convey the assets of that Series  (which  sale may be subject to the  retention  of assets for the payment of  liabilities and  expenses) to another  issuer for a  consideration  which may be or include  securities  of such  issuer.  Upon making  provision for the payment of  liabilities,  by assumption by such issuer or otherwise,  the Trustees  shall distribute the remaining  proceeds ratably among the holders of the outstanding  Shares of the Series the assets of which have been so transferred.

                  (b)      The Trustees,  with the favorable  vote of the holders of a majority of the  outstanding voting  securities,  as defined in the 1940 Act, of any one or more Series  entitled to vote,  may at any time sell and convert into money all the assets of that Series.  Upon making  provisions  for the payment of all  outstanding obligations,  taxes and other  liabilities,  accrued or contingent,  of that Series,  the Trustees shall distribute the remaining assets of that Series ratably among the holders of the outstanding Shares of that Series.

                  (c)      The Trustees,  with the favorable  vote of the holders of a majority of the  outstanding voting  securities,  as defined in the 1940 Act, of any one or more Series  entitled to vote, may otherwise  alter, convert or transfer the assets of that Series or those Series.

                  (d)      Upon completion of the  distribution of the remaining  proceeds or the remaining  assets as provided in  sub-sections  (a) and (b), and in subsection (c) where  applicable,  the Series the assets of which have been so transferred  shall terminate,  and if all the assets of the Trust have been so transferred,  the Trust shall terminate and the Trustees shall be discharged of any and all further  liabilities  and duties  hereunder and the right, title and interest of all parties shall be cancelled and discharged.

         5.       The  original  or a copy  of this  instrument  and of  each  restated  declaration  of  trust  or instrument  supplemental  hereto  shall  be kept at the  office  of the  Trust  where  it may be  inspected  by any
Shareholder.  A copy of this instrument and of each  supplemental  or restated  declaration of trust shall be filed with the  Secretary of the  Commonwealth  of  Massachusetts,  as well as any other  governmental  office where such filing may from time to time be required.  Anyone  dealing with the Trust may rely on a  certificate  by an officer of the Trust as to whether or not any such  supplemental  or restated  declarations  of trust have been made and as to any matters in connection with the Trust  hereunder,  and, with the same effect as if it were the original,  may rely on a copy  certified by an officer of the Trust to be a copy of this  instrument  or of any such  supplemental or restated  declaration  of trust.  In this  instrument or in any such  supplemental  or restated  declaration  of trust, references to this instrument,  and all expressions like "herein",  "hereof" and "hereunder" shall be deemed to refer to this  instrument  as amended or affected by any such  supplemental  or restated  declaration  of trust.
This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

         6.       The Trust set forth in this  instrument  is created  under and is to be governed by and construed and  administered  according  to the laws of the  Commonwealth  of  Massachusetts.  The Trust  shall be of the type commonly  called a  Massachusetts  business  trust,  and without  limiting  the  provisions  hereof,  the Trust may exercise all powers which are ordinarily exercised by such a trust.

         7.       The Board of Trustees is empowered to cause the  redemption  of the Shares held in any account if the aggregate  net asset value of such Shares has been reduced to $200 or less upon such notice to the  shareholder in question,  with such  permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act.

         8.       In the event that any person  advances the  organizational  expenses of the Trust,  such advances shall become an  obligation  of the Trust  subject to such terms and  conditions  as may be fixed by, and on a date fixed by, or determined  with criteria fixed by the Board of Trustees,  to be amortized over a period or periods to be fixed by the Board.

         9.       Whenever any action is taken under this  Declaration of Trust including  action which is required or permitted by the 1940 Act or any other  applicable  law, such action shall be deemed to have been properly taken if such action is in accordance with the  construction of the 1940 Act or such other  applicable law then in effect as expressed  in "no action"  letters of the staff of the  Commission  or any release,  rule,  regulation  or order under  the  1940  Act or any  decision  of a court  of  competent  jurisdiction,  notwithstanding  that  any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

         10.      Any action  which may be taken by the Board of Trustees  under this  Declaration  of Trust or its
By-Laws may be taken by the description  thereof in the then effective  prospectus  and/or  statement of additional information  relating to the Shares under the Securities Act of 1933 or in any proxy  statement of the Trust rather than by formal resolution of the Board.

         11.      Whenever  under this  Declaration  of Trust,  the Board of Trustees is  permitted  or required to place a value on assets of the Trust,  such action may be delegated by the Board,  and/or  determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

         12.      If  authorized  by vote of the Trustees  and, if a vote of  Shareholders  is required  under this
Declaration of Trust, the favorable vote of the holders of a "majority" of the outstanding  voting  securities,  as defined in the 1940 Act,  entitled to vote,  or by any larger vote which may be required by  applicable  law in any particular case, the Trustees may amend or otherwise  supplement this instrument,  by making a Restated Declaration of Trust or a  Declaration  of Trust  supplemental  hereto,  which  thereafter  shall form a part hereof;  any such
Supplemental  or Restated  Declaration  of Trust may be executed by and on behalf of the Trust and the  Trustees by an officer or officers of the Trust.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 1st day of August, 2002.

/s/ Robert G. Galli                                           /s/ Phillip A. Griffiths
----------------------------------                            -----------------------------------
Robert G. Galli                                               Phillip A. Griffiths
19750 Beach Road                                              97 Olden Lane
Jupiter Island, Florida 33469                                 Princeton, NJ  08540

/s/ Leon Levy                                                 /s/ Benjamin Lipstein
----------------------------------                            -----------------------------------
Leon Levy                                                     Benjamin Lipstein
One Sutton Place South                                        591 Breezy Hill Road
New York, NY  10022                                           Hillsdale, NY  12529

/s/ John V. Murphy                                            /s/ Elizabeth B. Moynihan
----------------------------------                            -----------------------------------
John V. Murphy                                                Elizabeth B. Moynihan
498 Seventh Avenue                                            801 Pennsylvania Ave., N.W.
New York, NY  10018                                           Washington, D.C.  20004

/s/ Kenneth A. Randall                                        /s/ Edward V. Regan
----------------------------------                            -----------------------------------
Kenneth A. Randall                                            Edward V. Regan
6 Whittaker's Mill                                            67 Park Avenue
Williamsburg, VA  23185                                       New York, NY  10016

/s/ Russell S. Reynolds, Jr.                                  /s/ Donald W. Spiro
----------------------------------                            -----------------------------------
Russell S. Reynolds, Jr.                                      Donald W. Spiro
98 Field Point Circle                                         399 Ski Trail
Greenwich, CT  06830                                          Smoke Rise, NJ  07405

/s/ Clayton K. Yeutterd
----------------------------------
Clayton K. Yeutter
10475 East Laurel Lane
Scottsdale, AZ  85259